THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON AUGUST 29, 1996 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                   This 8-K Current Report consists of 10 pages.
                                            The exhibit index appears on page 4.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 15, 1996.

                                OMI Trust 1996-A
               (Exact name of registrant as specified in charter)


               Pennsylvania               33-99320               Applied for
  (State or other jurisdiction          (Commission              (IRS Employer
            of incorporation)            File Number)       Identification No.)

                    c/o PNC Bank, National Association
                    Corporate Trust Department
                    Attention:  Constantine Hromych
                    1700 Market Street
                    Philadelphia, Pennsylvania                      19103
                   (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

  IN ACCORDANCE WITH RULE 201 OF REGULATION S-T, THIS FORM 8-K IS BEING FILED
               IN PAPER PURSUANT TO A TEMPORARY HARDSHIP EXEMPTION.



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 15, 1996.

                                OMI Trust 1996-A
                      _____________________________________
               (Exact name of registrant as specified in charter)


             Pennsylvania               33-99320             Applied for
_____________________________       _____________________   __________________
      (State or other jurisdiction    (Commission           (IRS Employer
           of incorporation)            File Number)       Identification No.)

            c/o PNC Bank, National Association
            Corporate Trust Department
            Attention:  Constantine Hromych
            1700 Market Street
            Philadelphia, Pennsylvania                         19103
   _________________________________________________________________________
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code _(215)_585-8738___

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI Trust 1996-A

                                    Form 8-K


Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

         OMI Trust 1996-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996- A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 1996. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 1996.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


August 29, 1996
                                                     _______________________
                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


August 29, 1996                             /s/ DOUGLAS R. MUIR
                                                _____________________________

                                                 Douglas R. Muir
                                                 Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages
                                                              _________________

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 15, 1996........................... 5-10

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 15, 1996...............................